UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2025

XPONENTIAL FITNESS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40638	84-4395129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17877 Von Karman Ave., Suite 100

Irvine, CA 92614

(Address of principal executive offices) (Zip Code)

(949) 346-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	XPOF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 12, 2025, Xponential Fitness, Inc. (the “Company”), issued a press release (the “Press Release”), announcing certain leadership changes, including the appointment of Gavin M. O’Connor as its Chief Legal Officer & Administrative Officer, effective November 14, 2025, replacing Andrew Hagopian who has separated from the Company as of November 10, 2025.

The Company expects to enter into a separation agreement with Mr. Hagopian that will document any applicable payments or benefits to be provided to him in respect to his separation and will file any such agreement as an exhibit to an applicable subsequent public filing.

Mr. O’Connor joins the Company from European Wax Center, Inc. (NASDAQ: EWCZ), a franchisor and operator of out-of-home waxing services in the United States, where he served in multiple roles as Chief Administrative Officer since September 2023, Chief Human Resources Officers since October 2021, and General Counsel and Corporate Secretary since January 2020. Mr. O’Connor served as Vice President and Deputy General Counsel for American Eagle Outfitters, Inc., from March 2018 to January 2020. From July 2010 to March 2018, he served in various roles at GNC Holdings Inc., including Vice President, Deputy General Counsel, Chief Compliance Officer, and Corporate Secretary. From August 2006 to July 2010, he served as a Partner at McGuireWoods LLP. Mr. O’Connor received a B.A. degree from the University of Michigan and a J.D. from the University of Pittsburgh School of Law.

Item 7.01.	Regulation FD Disclosure.

A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated November 12, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XPONENTIAL FITNESS, INC.

Date: November 12, 2025	By:	/s/ John Meloun
	Name	John Meloun
	Title	Chief Financial Officer